                                                                    Exhibit 10.2

                          AMENDED AND RESTATED SECURITY AGREEMENT dated as of
                 May 14, 2002 (the "Agreement"), among HUDSON RESPIRATORY CARE INC., a California corporation (the "Borrower"), RIVER HOLDING CORP., a Delaware corporation ("Holding"), each subsidiary of the Borrower listed on Schedule I hereto (each such subsidiary individually a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors"; the Subsidiary Guarantors, Holding and the Borrower are referred to collectively herein as the "Grantors") and DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly Bankers Trust Company), a New York banking corporation ("Deutsche Bank"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined herein).

                                    RECITALS

            WHEREAS, pursuant to the Credit Agreement dated as of April 7, 1998 (the "Original Credit Agreement") among the Borrower, Holding, the lenders from time to time party thereto (the "Lenders"), Salomon Brothers Inc, as arranger, advisor and syndication agent and Bankers Trust Company, as administrative agent for the Lenders, Collateral Agent and as issuing bank, the Grantors entered into that certain Security Agreement dated as of April 7, 1998 (the "Original Security Agreement"), pursuant to which the Grantors granted to the Collateral Agent, for the ratable benefit of the Secured Parties, a first priority security interest in the Collateral as defined in the Original Credit Agreement.

            WHEREAS, the Borrower, Holding, Deutsche Bank and the Required Lenders party to the Original Credit Agreement are, concurrently herewith, amending and restating the Original Credit Agreement in the form of the Amended and Restated Credit Agreement dated as of May 14, 2002 (as amended, supplemented or otherwise modified from time to time, the "Amended and Restated Credit Agreement"), among the Borrower, Holding, the lenders from time to time party thereto (the "Lenders") and Deutsche Bank, as swingline lender, issuing bank, administrative agent and Collateral Agent for the Lenders.

            WHEREAS, the Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Amended and Restated Credit Agreement. Each of Holding and the Subsidiary Guarantors has agreed to guarantee, among other things, all the obligations of the Borrower under the Amended and Restated Credit Agreement. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned upon, among other things, the execution and delivery by the Grantors of an agreement in the form hereof to secure (a) the due and punctual payment by the Borrower of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Amended and Restated Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and

                                                                    Exhibit 10.2

(iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower to the Secured Parties under the Amended and Restated Credit Agreement and the other Credit Documents,
(b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to the Amended and Restated Credit Agreement and the other Credit Documents, (c) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each Credit Party under or pursuant to this Agreement and the other Credit Documents and (d) the due and punctual payment and performance of all obligations of the Borrower under each Interest Rate Agreement entered into with any counterparty that was a Lender at the time such Interest Rate Agreement was entered into (all the monetary and other obligations described in the preceding clauses (a) through (d) being collectively called the "Obligations").

            WHEREAS, in connection with the execution of the Amended and Restated Credit Agreement Deutsche Bank, the Required Lenders and the Grantors desire to amend and restate Original Security Agreement in is entirety pursuant to this Agreement.

            WHEREAS, it is the intention of Deutsche Bank, the Required Lenders and the Grantors party to the Original Credit Agreement that security interests granted and the Liens created by the Original Security Agreement shall continue, uninterrupted, in full force and effect under and as amended by this Agreement.

            Accordingly, the Grantors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

                                   ARTICLE I.

                                   Definitions

     SECTION 1.01. Definition of Terms Used Herein. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Amended and Restated Credit Agreement and all references to the Uniform Commercial Code shall mean the Uniform Commercial Code in effect in the State of New York on the date hereof. Each item of Collateral listed in Section 1.02 that is defined in Articles 8 or 9 of the Uniform Commercial Code, as it exists on the date of this Agreement or as it may hereafter be amended, in the State of New York (the "UCC") shall have the meaning set forth in the UCC , it being the intention of the Grantors that the description of the Collateral set forth below be construed to include the broadest possible range of assets.

     SECTION 1.02. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

     "Account Debtor" shall mean any person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

                                                                    Exhibit 10.2

         "Accounts" shall mean any and all right, title and interest of any Grantor to payment for goods and services sold or leased, including any such rights evidenced by chattel paper, and, accounts, contract rights, chattel paper, documents, instruments , health care insurance receivables, letter-of-credit rights and other rights and obligations of any kind owned by or owing to such Grantor and all rights in, to and under all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, documents, instruments, health care insurance receivables, letter-of-credit rights or other rights and obligations (any and all such accounts, contract rights, chattel paper, documents, instruments, health care insurance receivables, letter-of-credit rights and other rights and obligations) whether due or to become due, whether or not they have been earned by performance, and whether now or hereafter acquired or arising in the future, including accounts receivable from Affiliates of the Grantors.

         "Accounts Receivable" shall mean all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

         "Amended and Restated Credit Agreement" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

         "Chattel Paper" shall mean (a) a writing or writings which evidence both a monetary obligation and a security interest in or a lease of specific Equipment and (b) all other property now or hereafter constituting "chattel paper" or "electronic chattel paper" under the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions, in each case that are now or hereafter owned by any Grantor.

         "Collateral" shall mean all (a) Accounts Receivable, (b) Documents, (c) Chattel Paper, (d) Equipment, (e) General Intangibles, (f) Inventory, (g) cash and cash accounts, (h) Proceeds, (i) Investment Property, (j) Financial Assets and (k) Equity Interests.

         "Commodity Account" shall mean an account maintained by a Commodity Intermediary in which a Commodity Contract is carried out for a Commodity Customer.

         "Commodity Contract" shall mean a commodity futures contract, an option on a commodity futures contract, a commodity option or any other contract that, in each case, is (a) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws or (b) traded on a foreign commodity board of trade, exchange or market, and is carried on the books of a Commodity Intermediary for a Commodity Customer.

         "Commodity Customer" shall mean a person for whom a Commodity Intermediary carries a Commodity Contract on its books.

         "Commodity Intermediary" shall mean (a) a person who is registered as a futures commission merchant under the federal commodities laws or (b) a person who in the ordinary

                                                                    Exhibit 10.2

course of its business provides clearance or settlement services for a board of trade that has been designated as a contract market pursuant to federal commodities laws.

         "Copyright License" shall mean any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or which such Grantor otherwise has the right to license, or granting any right to such Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

         "Copyrights" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule II.

         "Documents" shall mean all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral.

         "Entitlement Holder" shall mean a person identified in the records of a Securities Intermediary as the person having a Security Entitlement against the Securities Intermediary. If a person acquires a Security Entitlement by virtue of Section 8-501(b)(2) or (3) of the New York Uniform Commercial Code, such person is the Entitlement Holder.

         "Equipment" shall mean all equipment, furniture and furnishings, and all tangible personal property similar to any of the foregoing, including tools, parts and supplies of every kind and description, and all improvements, accessions or appurtenances thereto, that are now or hereafter owned by any Grantor. The term Equipment shall include Fixtures.

         "Equity Interest" shall mean shares of capital stock, partnership interests, membership interests in a limited liability company or beneficial interests in a trust or other equity ownership interests in a person.

         "Financial Asset" shall mean (a) a Security, (b) an obligation of a person or a share, participation or other interest in a person or in property or an enterprise of a person, which is, or is of a type, dealt with in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment or (c) any property that is held by a Securities Intermediary for another person in a Securities Account if the Securities Intermediary has expressly agreed with the other person that the property is to be treated as a Financial Asset under Article 8 of the Uniform Commercial Code. As the context requires, the term "Financial Asset" shall mean either the interest itself or the means by which a person's claim to it is evidenced, including a certificated or uncertificated Security, a certificate representing a Security or a Security Entitlement.

         "Fixtures" shall mean all items of Equipment, whether now owned or hereafter acquired, of any Grantor that become so related to particular real estate that an interest in them arises under any real estate law applicable thereto.

                                                                    Exhibit 10.2

         "General Intangibles" shall mean all choses in action and causes of action and all other intangible personal property of any Grantor of every kind and nature (other than Accounts Receivable) now owned or hereafter acquired by any Grantor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Interest Rate Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims, permits, licenses, rights of access and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts Receivable.

         "Health care insurance receivable" means an interest in or claim under a policy of insurance which is a right to payment of a monetary obligation for health-care goods or services provided.

         "Intellectual Property" shall mean all right, title and interest in and to all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

         "Inventory" shall mean all goods of any Grantor, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by any Grantor under contracts of service, or consumed in any Grantor's business, including raw materials, intermediates, work in process, packaging materials, finished goods, semi-finished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods that have been returned to or repossessed by or on behalf of any Grantor.

         "Investment Property" shall mean all Securities (whether certificated or uncertificated), Security Entitlements, Securities Accounts, Commodity Contracts and Commodity Accounts of any Grantor, whether now owned or hereafter acquired by any Grantor.

         "License" shall mean any Patent License, Trademark License, Copyright License or other license or sublicense to which any Grantor is a party, including those listed on Schedule III.

         "Obligations" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

         "Patent License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

         "Patents" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other

                                                                    Exhibit 10.2

country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule IV, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

         "Perfection Certificate" shall mean a certificate substantially in the form of Annex 1 hereto, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer and the chief legal officer of the Borrower.

         "Proceeds" shall mean any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, and shall include (a) any claim of any Grantor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement of any Patent now or hereafter owned by any Grantor, or licensed under a Patent License, (ii) past, present or future infringement or dilution of any Trademark now or hereafter owned by any Grantor or licensed under a Trademark License or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by any Grantor, (iii) past, present or future breach of any License and (iv) past, present or future infringement of any Copyright now or hereafter owned by any Grantor or licensed under a Copyright License and (b) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

         "Secured Parties" shall mean (a) the Lenders, (b) the Administrative Agent, (c) the Collateral Agent, (d) the Issuing Bank, (e) each counterparty to an Interest Rate Agreement entered into with the Borrower if such counterparty was a Lender at the time the Interest Rate Agreement was entered into, (f) the beneficiaries of each indemnification obligation undertaken by any Grantor under any Credit Document and (g) the successors and assigns of each of the foregoing.

         "Securities" shall mean

                        (i) the shares of stock, partnership interests, interests in joint ventures, limited liability company interests and all other equity interests in a person that is, or becomes, a direct Subsidiary of such Grantor, including all securities convertible into, and rights, warrants, options and other rights to purchase or otherwise acquire, any of the foregoing now or hereafter owned by such Grantor, including those owned on the date hereof, and the certificates or other instruments representing any of the foregoing and any interest of such Grantor in the entries on the books of any securities intermediary pertaining thereto (the "Pledged Shares"), and all dividends, distributions, returns of capital, cash, warrants, option, rights, instruments, rights to vote or manage the business of such person pursuant to organizational documents governing the rights and obligations of the stockholders, partners, members or other owners thereof and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares;

                                                                    Exhibit 10.2

                  (ii) the indebtedness from time to time owed to such Grantor by any obligor that is, or becomes, a direct or indirect Subsidiary of such Grantor, or by any obligor of which Grantor is a direct or indirect Subsidiary and issued by the obligors named therein, and the instruments evidencing such indebtedness (the "Pledged Debt"), and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt; and

                  (iii)  all other investment property of such Grantor

         "Securities Account" shall mean an account to which a Financial Asset is or may be credited in accordance with an agreement under which the person maintaining the account undertakes to treat the person for whom the account is maintained as entitled to exercise rights that comprise the Financial Asset.

         "Security Interest" shall have the meaning assigned to such term in
Section 2.01.

         "Security Entitlements" shall mean the rights and property interests of an Entitlement Holder with respect to a Financial Asset.

         "Security Intermediary" shall mean (a) a clearing corporation or (b) a person, including a bank or broker, that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity.

         "Trademark License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

         "Trademarks" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule V, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

         SECTION 1.03. Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Amended and Restated Credit Agreement shall be applicable to this Agreement.

                                                                    Exhibit 10.2

                                   ARTICLE II

                                Security Interest

               SECTION 2.01. Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby mortgages, pledges, hypothecates and transfers as security for the Obligations as contemplated hereunder to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in, all of such Grantor's right, title and interest in, to and under the Collateral (the "Security Interest"); provided, however, that no mortgage, pledge, hypothecation or security interest shall be created or granted hereunder if such creation or grant would constitute a violation of a valid and enforceable restriction on such creation or grant, unless and until any required consents shall have been obtained. Without limiting the foregoing, the Collateral Agent is hereby authorized to file one or more financing statements (including fixture filings), continuation statements, filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

               SECTION 2.02. No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

                                   ARTICLE III

                         Representations and Warranties

               The Grantors severally represent and warrant to the Collateral Agent and the Secured Parties that:

               SECTION 3.01. Title and Authority. Each Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained.

               SECTION 3.02. Filings. The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete in all material respects. Fully executed Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Collateral Agent for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate,

                                                                    Exhibit 10.2

which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements or with respect to the filing of amendments or new filings to reflect the change of any Grantor's name, location, identity or corporate structure.

               SECTION 3.03. Validity of Security Interest. The Security Interest constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations, (b) subject to the filings described in Section 3.02, a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and
(c) a security interest that shall be perfected in all Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Liens expressly permitted to be prior to the Security Interest pursuant to
Section 6.02 of the Amended and Restated Credit Agreement.

               SECTION 3.04. Absence of Other Liens. The Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.02 of the Amended and Restated Credit Agreement. The Grantor has not filed or consented to the filing of (a) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral, (b) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (c) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 6.02 of the Amended and Restated Credit Agreement.

                                   ARTICLE IV

                                    Covenants

               SECTION 4.01. Change of Name; Location of Collateral; Records; Place of Business.

                                                                    Exhibit 10.2

               (a) Each Grantor agrees promptly to notify the Collateral Agent in writing of any change (i) in its corporate name or jurisdiction of incorporation, (ii) in the location of any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility) other than (A) with respect to goods in transit between facilities, whether in vehicles owned by the applicable Grantor or on common carriers and (B) in the case of temporary warehousing which will last for no longer than one month, (iii) in its identity or corporate structure or (iv) in its Federal Taxpayer Identification Number. Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral. Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Collateral owned or held by such Grantor is damaged or destroyed.

               (b) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail satisfactory to the Collateral Agent showing the identity, amount and location of any and all Collateral.

     SECTION 4.02. Periodic Certification. Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.04 of the Amended and Restated Credit Agreement, the Borrower shall deliver to the Collateral Agent a certificate executed by a Financial Officer of the Borrower (a) setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to Section 4.02 and (b) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (a) to the extent necessary to protect and perfect the Security Interest for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period). Each certificate delivered pursuant to this Section 4.02 shall identify in the format of Schedule II, III, IV or V, as applicable, all Patents, Trademarks, Copyrights and Licenses of any Grantor in existence on the date thereof and not then listed on such Schedules or previously so identified to the Collateral Agent.

     SECTION 4.03. Protection of Security. Each Grantor shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Collateral Agent in the Collateral and the priority

                                                                    Exhibit 10.2

thereof against any Lien not expressly permitted pursuant to Section 6.02 of the Amended and Restated Credit Agreement.

     SECTION 4.04. Further Assurances. Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

     Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule II, III, IV or V hereto or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Licenses, Patents or Trademarks; provided, however, that any Grantor shall have the right, exercisable within 10 days after it has been notified by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral. Each Grantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Collateral.

     SECTION 4.05. Inspection and Verification. The Collateral Agent and such persons as the Collateral Agent may reasonably designate shall have the right, subject to compliance with Section 5.07 of the Amended and Restated Credit Agreement, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Grantors' affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Accounts or Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Collateral for the purpose of making such a verification; provided, however, that the Collateral Agent shall give the applicable Grantor reasonable notice of proposed discussions with such Grantor's accountants and representatives of such Grantor shall be entitled to participate in such discussions. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party (it being understood that any such information shall be deemed to be "Information" subject to the provisions of Section 9.16 of the Amended and Restated Credit Agreement).

     SECTION 4.06. Taxes; Encumbrances. At its option and after notice to the applicable Grantor, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens,

                                                                    Exhibit 10.2

security interests or other encumbrances at any time levied or placed on the Collateral and not permitted pursuant to Section 6.02 of the Amended and Restated Credit Agreement, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Amended and Restated Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.06 shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the other Credit Documents.

     SECTION 4.07. Assignment of Security Interest. If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other person granting the security interest.

     SECTION 4.08. Continuing Obligations of the Grantors. Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

     SECTION 4.09. Limitation on Possession of Inventory by Bailee. Each Grantor agrees that it shall not permit any Inventory to be in the possession or control of any warehouseman, bailee, agent or processor at any time unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and shall have agreed in writing to hold the Inventory subject to the Security Interest and the instructions of the Collateral Agent and to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise.

     SECTION 4.10. Limitation on Modification of Accounts. None of the Grantors will, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any of the Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged.

     SECTION 4.11. Insurance. The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with Section 5.02 of the Amended and Restated Credit Agreement. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or

                                                                    Exhibit 10.2

agents designated by the Collateral Agent) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this Section 4.11, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

     SECTION 4.12. Covenants Regarding Patent, Trademark and Copyright
Collateral.

               (a) Each Grantor agrees that it will not, nor will it permit any of its licensees to, do any act, or omit to do any act, whereby any Patent which is material to the conduct of such Grantor's business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

               (b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor's business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

               (c) Each Grantor (either itself or through licensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

               (d) Each Grantor shall notify the Collateral Agent immediately if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

               (e) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or for the

                                                                    Exhibit 10.2

registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless it promptly informs the Collateral Agent, and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent's security interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

               (f) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

               (g) In the event that any Grantor has reason to believe that any Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor's business has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

               (h) Upon and during the continuance of an Event of Default, each Grantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of such Grantor's right, title and interest thereunder to the Collateral Agent or its designee.

               (i) Each Grantor shall ensure that fully executed security agreements in the form hereof and containing a description of all Collateral consisting of Intellectual Property shall have been received and recorded within three months after the execution of this Agreement with respect to United States Patents, United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights have been delivered to the Collateral Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. (S) 261, 15 U.S.C. (S) 1060 or 17 U.S.C. (S) 205 and the
regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral consisting of Patents, Trademarks and registered Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and

                                                                    Exhibit 10.2

possessions, or in any other necessary jurisdiction, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

                                   ARTICLE V

                                Power of Attorney

               Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent and attorney-in-fact, and in such capacity the Collateral Agent shall have the right, with power of substitution for each Grantor and in each Grantor's name or otherwise, for the use and benefit of the Collateral Agent and the Secured Parties, upon the occurrence and during the continuance of an Event of Default (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent or any Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Collateral Agent or any Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or to any claim or action against the Collateral Agent or any Secured Party. It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of the Grantors for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section shall in no event relieve any Grantor of any of its obligations hereunder or under any other Credit Document with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent or any Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Collateral Agent or any Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under any other Credit Document, by law or otherwise.

                                                                    Exhibit 10.2

                                   ARTICLE VI

                                    Remedies

     SECTION 6.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

     The Collateral Agent shall give the Grantors 10 days' written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any

                                                                    Exhibit 10.2

Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

     SECTION 6.02. Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

          FIRST, to the payment of all costs and expenses incurred by the Administrative Agent or the Collateral Agent (in its capacity as such hereunder or under any other Credit Document) in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Credit Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Credit Document;

          SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

          THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

                                                                    Exhibit 10.2

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

     SECTION 6.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Article at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent shall be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sub-license or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

                                   ARTICLE VII

                                  Miscellaneous

     SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Amended and Restated Credit Agreement. All communications and notices hereunder to any Subsidiary Guarantor shall be given to it at its address or telecopy number set forth on Schedule I, with a copy to the Borrower.

     SECTION 7.02. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Amended and Restated Credit Agreement, any other Credit Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Amended and Restated Credit Agreement, any other Credit Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement (other than indefeasible payment in full of all Obligations and termination of all commitments of the Lenders and the Issuing Banks).

                                                                    Exhibit 10.2

     SECTION 7.03. Survival of Agreement. All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Lenders of the Loans, and the execution and delivery to the Lenders of any notes evidencing such Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

     SECTION 7.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Amended and Restated Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

     SECTION 7.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

     SECTION 7.06. Collateral Agent's Fees and Expenses; Indemnification.

               (a) Each Grantor jointly and severally agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral,
(iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of any Grantor to perform or observe any of the provisions hereof.

               (b) Without limitation of its indemnification obligations under the other Credit Documents, each Grantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related

                                                                    Exhibit 10.2

expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

               (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Credit Document, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Credit Document, or any investigation made by or on behalf of the Collateral Agent or any Lender. All amounts due under this Section 7.06 shall be payable on written demand therefor.

     SECTION 7.07. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     SECTION 7.08. Waivers; Amendment.

               (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the Collateral Agent, the Issuing Bank, the Administrative Agent and the Lenders under the other Credit Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Credit Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by clause (b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

               (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Amended and Restated Credit Agreement.

     SECTION 7.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY

                                                                    Exhibit 10.2

WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND
(B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.09.

     SECTION 7.10. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 7.11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract (subject to Section 7.04), and shall become effective as provided in Section 7.04. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

     SECTION 7.12. Headings. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

     SECTION 7.13. Jurisdiction; Consent to Service of Process. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Credit Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent, the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Credit Documents against any Grantor or its properties in the courts of any jurisdiction.

               (b) Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Credit Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                                                                    Exhibit 10.2

          (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

    SECTION 7.14. Termination; Release of Collateral. (a) This Agreement and the Security Interest shall terminate when all the Obligations (other than inchoate rights to indemnification and reimbursement) have been indefeasibly paid in full, the Lenders have no further commitment to lend, the L/C Exposure has been reduced to zero and the Issuing Bank has no further commitment to issue Letters of Credit under the Amended and Restated Credit Agreement, at which time the Collateral Agent shall execute and deliver to the Grantors, at the Grantors' expense, all Uniform Commercial Code termination statements and similar documents which the Grantors shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 7.14 shall be without recourse to or warranty by the Collateral Agent. A Subsidiary Guarantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Subsidiary Guarantor shall be automatically released in the event that all the capital stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of to a person that is not an Affiliate of the Borrower in accordance with the terms of the Amended and Restated Credit Agreement; provided that the Required Lenders shall have consented to such sale, transfer or other disposition (to the extent required by the Amended and Restated Credit Agreement) and the terms of such consent did not provide otherwise.

          (b) In the event any Collateral is sold or transferred in an Asset Sale or other transaction permitted by the Amended and Restated Credit Agreement or is to be subject to a Lien permitted by Section 6.02(i) of the Amended and Restated Credit Agreement, the Administrative Agent shall (i) concurrently with the consummation of such Asset Sale or other transaction release the Collateral that is subject of such sale or transfer free and clear of the Lien and security interest under this Agreement, or (ii) in connection with a financing contemplated by Sections 6.01 and 6.02(i) of the Amended and Restated Credit Agreement, at the request of the lender providing the financing and at such lender's election, either (A) subordinate the Lien and security interest under this Agreement on any assets being financed to the Lien and security interest of such lender pursuant to an intercreditor and/or subordination agreement in form and substance satisfactory to such lender, the Administrative Agent and the Grantor, or (B) release the Lien and security interest under this Agreement on any such assets to the extent required by such lender. In connection with any release or subordination pursuant to this Section 7.14(b), the Administrative Agent shall execute and deliver, at the Grantors' expense, any Uniform Commercial Code termination statements or other documents necessary to effect and evidence such release or subordination as may be reasonably requested by the Grantors.

     SECTION 7.15. Additional Grantors. Pursuant to Section 5.11 of the Amended and Restated Credit Agreement, each Domestic Subsidiary of the Borrower that was not in existence or not a Subsidiary on the date of the Amended and Restated Credit Agreement is required to enter into this Agreement as a Grantor upon becoming a Subsidiary. Upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in the form of Annex 2 hereto, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor

                                                                    Exhibit 10.2

hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

     SECTION 7.16. Certain Other Rights and Waivers. (a) The Grantors authorize the Collateral Agent, without notice or demand and without affecting their liability hereunder, from time to time, either before or after revocation hereof, to (i) renew, compromise, extend, accelerate, or otherwise change the time for payment of, or otherwise change the terms of the indebtedness or any part thereof, including increase or decrease of the rate of interest thereon;
(ii) receive and hold security for the payment of the Obligations, and exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any such security; (iii) apply such security and direct the order or manner of sale thereof as the Collateral Agent in its discretion may determine; and (iv) release or substitute any one or more of the endorsers or guarantors.

          (b) The Grantors waive any right to require the Collateral Agent to
(i) proceed against the Borrower; (ii) proceed against or exhaust any security held from the Borrower; or (iii) pursue any other remedy in the Collateral Agent's power whatsoever. The Grantors waive any defense arising by reason of any disability or other defense of the Borrower, or the cessation from any cause whatsoever of the liability of the Borrower, or any claim that the Grantors' obligations exceed or are more burdensome than those of the Borrower. Until the indebtedness shall have been paid in full, even though the indebtedness is in excess of the Grantors' liability hereunder, the Grantors will not pursue any right of subrogation, reimbursement, indemnification, and contribution (contractual, statutory, or otherwise) including, without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11, United States Code) or any successor statute, arising from the existence or performance of this Agreement, and until such payment in full, the Grantors will not pursue any right to enforce any remedy which the Collateral Agent and the Lenders now have or may hereafter have against the Borrower and will not pursue any benefit of, and any right to participate in, any security now or hereafter held by the Collateral Agent. The Grantors waive all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Agreement and of the existence, creation, or incurring of new or additional indebtedness.

          (c) (i) The Grantors understand and acknowledge that if the Collateral Agent forecloses, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the Obligations, that foreclosure could impair or destroy any ability that the Grantors may have to seek reimbursement, contribution, or indemnification from the Borrower or others based on any right the Grantors may have of subrogation, reimbursement, contribution, or indemnification for any amounts paid by the Grantors under this Agreement. The Grantors further understand and acknowledge that in the absence of this paragraph, such potential impairment or destruction of the Grantors' rights, if any, may entitle the Grantors to assert a defense to this Agreement based on
Section 580d of the California Code of Civil Procedure as interpreted in Union Bank v. Gradsky, 265 Cal. App. 2d 40 (1968). By executing this Agreement, the Grantors freely, irrevocably, and unconditionally: (A) waive and relinquish that defense and agree that the Grantors will be fully liable under this Agreement even though the Collateral Agent may foreclose, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the Obligations; (B) agree that the Grantors will not assert that defense in any action or proceeding which the Collateral Agent may commence to enforce this Agreement; (C) acknowledge and agree that the rights and defenses waived by the Grantors in

                                                                    Exhibit 10.2

this Agreement include any right or defense that the Grantors may have or be entitled to assert based upon or arising out of any one or more of Sections 580a, 580b, 580d, or 726 of the California Civil Code; and (iv) acknowledge and agree that the Collateral Agent and the Lenders are relying on this waiver in creating the indebtedness, and that this waiver is a material part of the consideration which the Collateral Agent and the Lenders are receiving for creating the indebtedness.

               (ii) The Grantors waive any rights and defenses that are or may become available to the Grantors by reason of Sections 2787 to 2855, inclusive, of the California Civil Code.

               (iii) The Grantors waive all rights and defenses that the Grantors may have because any of the indebtedness is secured by real property. This means, among other things: (A) the Collateral Agent may collect from the Grantors without first foreclosing on any real or personal property collateral pledged by the Borrower; and (B) if the Collateral Agent forecloses on any real property collateral pledged by the Borrower: (x) the amount of the indebtedness may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and
(y) the Collateral Agent may collect from the Grantors even if the Collateral Agent, by foreclosing on the real property collateral, has destroyed any right the Grantors may have to collect from the Borrower. This is an unconditional and irrevocable waiver of any rights and defenses the Grantors may have because any of the indebtedness is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

               (iv) The Grantors waive any right or defense they may have at law or equity, including California Code of Civil Procedure Section 580a, to a fair market value hearing or action to determine a deficiency judgment after a foreclosure.

               (v) No provision or waiver in this Agreement shall be construed as limiting the generality of any other waiver contained in this Agreement.

          (d) The Grantors acknowledge and agree that they shall have the sole responsibility for obtaining from the Borrower such information concerning the Borrower's financial conditions or business operations as the Grantors may require, and that the Collateral Agent has no duty at any time to disclose to the Grantors any information relating to the business operations or financial conditions of the Borrower.

     SECTION 7.17. Confirmation. For avoidance of doubt, the parties hereto agree that on the Amended and Restated Credit Agreement Closing Date, the security interests granted and the Liens created by the Original Security Agreement shall continue, uninterrupted, in full force and effect under and as amended by this Agreement.

                                                                    Exhibit 10.2

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                      HUDSON RESPIRATORY CARE INC.,

                                      By: ______________________________________
                                          Name:
                                          Title:

                                      By: ______________________________________
                                          Name:
                                          Title:

                                      RIVER HOLDING CORP.,

                                      By: ______________________________________
                                          Name:
                                          Title:

                                      By: ______________________________________
                                          Name:
                                          Title:

                                                                    Exhibit 10.2

                                        IH HOLDING LLC

                                        By:  HUDSON RESPIRATORY CARE INC., its
                                             Managing Member

                                        By:  ___________________________________
                                             Name:
                                             Title:

                                                                    Exhibit 10.2

                                          DEUTSCHE BANK TRUST COMPANY
                                          AMERICAS, as Collateral Agent,

                                          By: __________________________________
                                              Name: ____________________________
                                              Title: ___________________________

                                                                    Exhibit 10.2

                                   Schedule 1

                              Subsidiary Guarantors

                                   Schedule-1

                                                                    Exhibit 10.2

                                   Schedule 2

                                   Copyrights

                                   Schedule-2

                                                                    Exhibit 10.2

                                   Schedule 3

                                    Licenses

                                   Schedule-3

                                                                    Exhibit 10.2

                                   Schedule 4

                                     Patents

                                   Schedule-4

                                                                    Exhibit 10.2

                                   Schedule 5

                                   Trademarks

                                   Schedule-5

                                                                    Exhibit 10.2

                                                                         Annex 1
                                                              to the Amended and
                                                     Restated Security Agreement

                                    [Form of]

                             PERFECTION CERTIFICATE

         Reference is made to the Amended and Restated Credit Agreement dated as of May ___, 2002 (as amended, supplemented or otherwise modified from time to time, the "Amended and Restated Credit Agreement"), among the Borrower, Holding, the lenders from time to time party thereto (the "Lenders") and Deutsche Bank Trust Company Americas, as swingline lender, issuing bank, administrative agent and collateral agent (in such capacity, the "Collateral Agent") for the Lenders. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Amended and Restated Credit Agreement.

         The undersigned, a Financial Officer and the chief legal officer, respectively, of the Borrower, hereby certify to the Collateral Agent and each other Secured Party as follows:

         1.     Names.

         (a) The exact corporate name of each Grantor, as such name appears in its respective certificate of incorporation, and the jurisdiction of corporate organization of such Grantor, is as follows:

         Grantor    Jurisdiction of Corporate Organization

         (b) Except as set forth in Schedule 1 hereto, no Grantor has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

         (c) Set forth below is the Federal Taxpayer Identification Number of each Grantor:

                                                                    Exhibit 10.2

         2.   Current Locations.

         (a) Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Accounts Receivable (with each location at which chattel paper, if any, is kept being indicated by an "*"):

Grantor            Mailing Address              County                    State

         (b) Set forth below opposite the name of each Grantor are all the locations where such Grantor maintains any Collateral not identified above:

Grantor            Mailing Address              County                    State

         (c) Set forth below opposite the name of each Grantor are the names and addresses of all persons other than such Grantor that have possession of any of the Collateral of such Grantor:

Grantor            Mailing Address              County                    State

         3. Unusual Transactions. All Accounts Receivable have been originated by the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business.

         4. File Search Reports. Attached hereto as Schedule 4(A) are true copies of file search reports from the Uniform Commercial Code filing offices where filings described in Section 3.19 of the Amended and Restated Credit Agreement are to be made. Attached hereto as Schedule 4(B) is a true copy of each financing statement or other filing identified in such file search reports.

         5. UCC Filings. Duly authorized financing statements on Form UCC-1 in substantially the form of Schedule 5 hereto have been prepared for filing in the Uniform Commercial Code filing office in the jurisdiction of corporate organization of each Grantor identified in Section 1 hereof.

         6. Schedule of Filings. Attached hereto as Schedule 6 is a schedule setting forth, with respect to the filings described in Section 5 above, each filing and the filing office in which such filing is to be made.

         7. Filing Fees. All filing fees and taxes payable in connection with the filings described in Section 5 above have been paid.

                                                                    Exhibit 10.2

         8.  Stock Ownership and other Equity Interests. Attached hereto as
Schedule 8 is a true and correct list of all the duly authorized, issued and outstanding stock, partnership interest, membership interests or other Equity Interests of the Borrower and of each Subsidiary and the record and beneficial owners of such stock, partnership interests, membership interests or other Equity Interests. Also set forth on Schedule 8 is each equity Investment of the Borrower and each Subsidiary that represents 50% or less of the equity of the entity in which such investment was made.

         9. Notes. Attached hereto as Schedule 9 is a true and correct list of all notes held by each Subsidiary and all intercompany notes between the Borrower and each Subsidiary of the Borrower and between each Subsidiary of the Borrower and each other such Subsidiary.

         10. Advances. Attached hereto as Schedule 10 is (a) a true and correct list of all advances made by the Borrower to any Subsidiary of the Borrower or made by any Subsidiary of the Borrower to the Borrower or any other Subsidiary of the Borrower, which advances will be on and after the date hereof evidenced by one or more intercompany notes pledged to the Collateral Agent under the Pledge Agreement, and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to the Borrower or any Subsidiary of the Borrower.

         11. Mortgage Filings. Attached hereto as Schedule 11 is a schedule setting forth, with respect to each Mortgaged Property, (i) the exact corporate name of the corporation that owns such property as such name appears in its certificate of incorporation, (ii) if different from the name identified pursuant to clause (i), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (iii) the filing office in which a Mortgage with respect to such property must be filed or recorded in order for the Collateral Agent to obtain a perfected security interest therein.

                                                                    Exhibit 10.2

         IN WITNESS WHEREOF, the undersigned have duly executed this certificate on this [_] day of May, 2002.

                                 HUDSON RESPIRATORY CARE INC.,

                                 By: ___________________________________________
                                      Name:
                                      Title:

                                 By: ___________________________________________
                                      Name:
                                      Title:

                                                                  Annex 2 to the
                                                            Amended and Restated
                                                              Security Agreement

                       SUPPLEMENT NO. __ dated as of            , to the Amended
               and Restated Security Agreement dated as of May ___, 2002 (the "Security Agreement"), among HUDSON RESPIRATORY CARE INC., a California corporation (the "Borrower"), RIVER HOLDING CORP., a Delaware corporation ("Holding"), each subsidiary of the Borrower listed on Schedule I thereto (each such subsidiary individually a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors"; the Subsidiary Guarantors, Holding and the Borrower are referred to collectively herein as the "Grantors") DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined therein).

         A. Reference is made to (a) the Amended and Restated Credit Agreement dated as of May ___, 2002 (as amended, supplemented or otherwise modified from time to time, the "Amended and Restated Credit Agreement"), among the Borrower, Holding, the lenders from time to time party thereto (the "Lenders") and Deutsche Bank Trust Company Americas, as swingline lender, issuing bank, administrative agent and Collateral Agent for the Lenders.

         B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and the Amended and Restated Credit Agreement.

         C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Section 7.15 of Security Agreement provides that additional Domestic Subsidiaries of the Borrower may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Domestic Subsidiary (the "New Grantor") is executing this Supplement in accordance with the requirements of the Amended and Restated Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

         Accordingly, the Collateral Agent and the New Grantor agree as follows:

         SECTION 1. In accordance with Section 7.15 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations (as defined in the Security Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Grantor's right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Grantor. Each reference to a "Grantor" in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

         SECTION 2. The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

         SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

         SECTION 4. The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Grantor other than (i) Collateral which is in transit between facilities, whether in vehicles owned by the applicable Grantor or on common carriers and (ii) Collateral which is located in temporary warehousing and will remain in such warehousing for no longer than one month, and (b) set forth under its signature hereto, is the true and correct location of the chief executive office of the New Grantor.

         SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

         SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Security Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature below.

         SECTION 9. The New Grantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

         IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

                                          [Name of New Grantor],

                                           by

                                                 _______________________________
                                                 Name:
                                                 Title:
                                                 Address:

                                          DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                          as Collateral Agent,

                                           by

                                                 _______________________________
                                                 Name:
                                                 Title:

                                      S-1

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                                                                      SCHEDULE I
                                                     to Supplement No. ___to the
                                                            Amended and Restated
                                                              Security Agreement

                             LOCATION OF COLLATERAL

                 Description                         Location


                               EXCEPTED COLLATERAL

                                   Schedule-I